UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)OF THE

SECURITIES EXCHANGE ACT OF 1934

5/04/2005

Date of Report (Date of earliest event reported)

SAFECO CORPORATION

(Exact name of registrant as specified in Charter)

WASHINGTON	1-6563	91-0742146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Safeco Plaza, Seattle, Washington	98185
(Address of principal executive officers)	(Zip Code)

(206) 545-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Safeco Performance Incentive Compensation Plan

On February 2, 2005, Safeco’s Board of Directors adopted, subject to shareholder approval, a program to qualify currently non-deductible executive compensation under the Internal Revenue Code’s criteria for tax deductibility. The program, called the Safeco Performance Incentive Compensation Plan, or PIC Plan, was an appendix to our definitive proxy statement filed March 24, 2005. Safeco’s shareholders approved the PIC Plan at the annual meeting held on May 4, 2005. Below is a summary of the material terms of the PIC Plan.

Purpose. The primary purpose of the PIC Plan is to pay our executives appropriate bonuses for their performance and to secure, for federal income tax purposes, the deductibility of bonus awards made under the PIC Plan. Accordingly, the bonus awards are intended to constitute “qualified performance-based compensation” under Section 162(m).

Administration – The Compensation Committee. The Compensation Committee of the Board of Directors is responsible for administering the PIC Plan. Each member of the committee is an “outside director” as defined for purposes of Section 162(m).

Eligibility. Participation is limited to the CEO and our four other most highly compensated officers (within the meaning of Section 162(m)). In general, to participate in the PIC Plan, an eligible employee must be employed by Safeco or its affiliates on the last day of the bonus year.

Performance-Based Compensation Under Section 162(m). In order for a participant to earn a bonus award under the PIC Plan, Safeco’s return on equity for the bonus year must be equal to or greater than 8%. If the return on equity for the bonus year is less than 8%, no bonus award will be payable for that period. The Compensation Committee may determine it is appropriate to pay less than the maximum bonus award amount, but not more. For purposes of the PIC Plan, return on equity means, for each bonus measurement period, the percentage equal to the fraction expressed as (1) after-tax operating earnings, over (2) average total common shareholders’ equity.

After-tax operating earnings means, for each bonus measurement period, Safeco’s net income from continuing operations, as reported on its income statement for the bonus measurement period, adjusted to eliminate (1) the after-tax effects of net realized investment gains or losses, (2) the after-tax impact of any restructuring charges, and (3) the effect of significant, unusual and/or nonrecurring events. Average total common shareholders’ equity means the average of Safeco’s total common shareholders’ equity as reported on its balance sheet at the beginning and end of the bonus measurement period, each value further adjusted to eliminate after-tax unrealized appreciation or depreciation of fixed maturity investments.

The maximum bonus award for any participant may not exceed $6,000,000 cash and 300,000 shares, share equivalents or a combination thereof. Award amounts will be based upon company and individual performance and competitive pay levels. After the end of each bonus year, the Compensation Committee will certify in writing whether the stated performance goal has been satisfied and determine the amount of bonus to be awarded to each participant. The committee may reduce but not increase the maximum bonus award for any individual participant.

Payment of Bonus Awards. All bonus awards will be paid in cash and stock options, shares or share equivalents at such times and on such terms as are determined by the Compensation Committee. Participants will be permitted to defer payment of all or a portion of their bonus awards in accordance with the terms of our Deferred Compensation and Supplemental Benefit Plan for Executives, or DCP.

Termination and Amendment. The PIC Plan will remain in effect until it is terminated by the Board of Directors. Before that date, the Board of Directors may amend the PIC Plan at any time, except that, to the extent it would cause the PIC Plan to fail to qualify as “qualified performance-based compensation,” the Compensation Committee will not have the power to change the material terms of the performance goals unless (i) the committee establishes the modified performance goals no later than the deadline established under Section 162(m), and (ii) no bonus awards are paid under the modified performance goals until after the material terms of the modified performance goals are disclosed to and approved by our shareholders. No amendment that adversely affects a participant’s right to or interest in a bonus awarded by the committee prior to the date of an amendment can be effective unless the participant agrees to the amendment in writing.

The full text of the PIC Plan, as appended to the proxy statement and incorporated as an exhibit to this filing by reference, qualifies this summary of its material terms.

Safeco Long-Term Incentive Plan of 1997, as Amended and Restated February 2, 2005

On February 2, 2005, the Board of Directors also approved amendments to the Safeco Long-Term Incentive Plan of 1997, or LTIP, subject to shareholder approval. The LTIP is a tool for providing incentive compensation in the form of equity or equity-based awards. All employees, officers and directors are eligible to participate in the LTIP, although it is not anticipated that every eligible employee will receive awards. The material terms of the LTIP were described in our definitive proxy statement filed March 24, 2005, and the LTIP was included as an appendix to the proxy statement. Safeco’s shareholders approved the amended and restated LTIP at the annual meeting held on May 4, 2005. Material amendments to the LTIP include:

•	Elimination of the three million share limitation on the issuance of restricted stock rights, or RSRs, and performance stock rights, or PSRs, so that the remaining shares reserved for issuance under the LTIP can be used for all types of awards, including performance measure RSRs; and

•	Amendments coordinating the LTIP with the PIC Plan.

In the future, the PIC Plan, rather than the LTIP, is expected to meet the requirements for the performance-based compensation exception from the $1 million limitation on deductible compensation under Section 162(m) of the Internal Revenue Code.

The full text of the amended LTIP, as appended to the proxy statement and incorporated as an exhibit to this filing by reference, qualifies this summary of the material amendments to its terms.

Item 9.01. Financial Statements and Exhibits

10.1	Safeco Performance Incentive Compensation Plan, included as Appendix A to Safeco’s Definitive Proxy Statement filed March 24, 2005 (File No. 1-6563), is incorporated herein by this reference.

10.2	Safeco Long-Term Incentive Plan of 1997, as Amended and Restated February 2, 2005, included as Appendix B to Safeco’s Definitive Proxy Statement filed March 24, 2005 (File No. 1-6563), is incorporated herein by this reference.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SAFECO CORPORATION
Registrant

Dated: May 5, 2005	/s/ Stephanie Daley-Watson
Stephanie Daley-Watson
Secretary